SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):    15-Feb-02

Asset Backed Securities Corporation Mortgage-Backed Pass-Through Certificates Series 2002-HE1
(Exact name of registrant as specified in its charter)


          Delaware                      333-44300          13-3354848
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, Park Avenue Plaza
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-1811
Item 5. Other Events

        On February 15, 2002 a scheduled distribution was made from the Trust to holders of the Certificates.  The Trustee has caused to be filed with
        the Commission, the Monthly Report dated     15-Feb-02
        The Monthly Report is filed pursuant to and in accordance with
        (1) numerous no-action letters (2) current Commission policy in the area.





        A.   Monthly Report Information
             See Exhibit No.1


        B.   Have and deficiencies occurred?  NO.
                      Date:
                      Amount:

        C.   Item 1: Legal Proceedings:  NONE

        D.   Item 2: Changes in Securities:   NONE

        E.   Item 4: Submission of Matters to a Vote of
             Certificateholders:  NONE

        F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
        Exhibit No.

   1.)      Monthly Distribution Report Dated            15-Feb-02


Asset Backed Securities Corporation Mortgage-Backed Pass-Through Certificates Series 2002-HE1

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:     February 15, 2002

DISTRIBUTION SUMMARY

Class   Face Value       Beg		   Prin		Rate           Int
A-1   235258000.00      235258000.00   4881188.33     2.25000%       235258.00
A-2   543742000.00      543742000.00   1788265.80     2.21000%       534075.48
A-IO  233000000.00      233000000.00         0.00     6.50000%      1262083.33
M-1    66500000.00       66500000.00         0.00     2.93000%        86597.78
M-2    54625000.00       54625000.00         0.00     3.48000%        84486.67
B      49875000.00       49875000.00         0.00     4.48000%        99306.67
P           100.00            100.00         0.00                     42107.35
X             0.00              0.00         0.00     0.00000%            0.00
R             0.00              0.00         0.00     0.00000%            0.00
BIO    31500000.00       31500000.00         0.00     6.00000%       157500.00
Total 950000000.00      950000000.00   6669454.13                   2343915.28


Class		Loss	   Int Shortfall     End
A-1            N/A     0.00 		230376811.67
A-2            N/A     0.00 		541953734.20
A-IO           N/A     0.00 		233000000.00
 M-1          0.00     0.00  	       66500000.00
 M-2          0.00     0.00 		 54625000.00
   B          0.00     0.00  		 49875000.00
   P          0.00     0.00               100.00
   X          0.00     0.00		        0.00
   R          0.00     0.00                 0.00
 BIO          0.00     0.00  		 31500000.00

AMOUNTS PER $1,000 UNIT

Class   Cusip	    Prin	       Int	        Loss	   End
A-1     04541GCD2  20.74823526   1.00000000   0.00000000    979.25176474
A-2     04541GCE0   3.28881308   0.98222223   0.00000000    996.71118692
A-IO    04541GCF7   0.00000000   5.41666665   0.00000000   1000.00000000
M-1     04541GCG5   0.00000000   1.30222226   0.00000000   1000.00000000
M-2     04541GCH3   0.00000000   1.54666673   0.00000000   1000.00000000
B       04541GCJ9   0.00000000   1.99111118   0.00000000   1000.00000000
P       04541GCL4   0.00000000  421073.5000   0.00000000   1000.00000000
X       04541GCK6   0.00000000   0.00000000   0.00000000      0.00000000
R       04541GCM2   0.00000000   0.00000000   0.00000000      0.00000000
BIO     04541GCN0   0.00000000   5.00000000   0.00000000   1000.00000000

Prin Dist:
Beg Bal                                         797,976,995.40
     Sched Prin                                     509,302.26
     Prep                                         6,110,125.21
    Curt                                             50,026.66
     Net Liq Proceeds                                     0.00
     Loan Purchase Prices                                 0.00
     Tot Prin Remittance                          6,669,454.13
     Pre-Funding Amt Dist as Prin                         0.00
     Tot Prin Dist                                6,669,454.13
     Net Real Losses                                      0.00

End Bal                                         791,307,541.27
End Overcoll Amt                                          0.00

Num of Liq  Loans                                         0.00

Int Dist:
Sched Int-Curr Per-Net of Serv Fee                5,763,744.21
Capitalized Intt Acct W/D                                 0.00
Less Relief Act Interest Shortfall                        0.00
                                                  5,763,744.21


Servicing Fee                                       332,490.98
Advances                                          1,027,326.54

Agg P&I  Adv                                              0.00

Mortg Loans Out              Count              	    5896
                             Bal   			791,307,541.27



Bal of Subsequent loans                                   0.00

Remain Amt in Pre Funding Acct                            0.00

WAM									     347
WAC								      9.16752%




Delinq Info	           Fairbanks                   Long Beach
                 Count          Balance       Count        Balance
30-59 		14        1,819,264.34           61    4,393,767.76
60-89 		 0                0.00            3      220,593.39
90+ 			 0                0.00            1      156,762.50
Total
*Note: The above statistics do not include loans in foreclosure or bankruptcy proceedings or REO properties.


Foreclosures
            Count          Balance
Fairbank             0             0.00
Long Beach          21     2,108,716.09

Bankruptcies
            Count          Balance
Fairbank            0                 0
Long Beach         19         1,450,170

REOs
            Count          Balance
Fairbank             0                0
Long Beach           0                0

Interest Shortfall
 				          Prep 		Releif Act
   Total        Losses   Int Shortfall    Int Short
A-1      0.00         0.00         0.00         0.00
A-2      0.00         0.00         0.00         0.00
A-IO     0.00         0.00         0.00         0.00
M-1      0.00         0.00         0.00         0.00
M-2      0.00         0.00         0.00         0.00
B        0.00         0.00         0.00         0.00
X        0.00         0.00         0.00         0.00
BIO      0.00         0.00         0.00         0.00

Amount of Prep Prem                                  42,107.35

Real Losses incurred during the related Prep              0.00

Bankruptcy Losses                                         0.00

Cum Net Real Losses since Startup                         0.00

Agg Amt of Prep Int Shortfalls                            0.00

Agg Amt of Relief Act Int Shortfalls                      0.00

Req Overcoll Amt                                 14,250,002.00

Credit Enhancement %                                 2.398169%

Overcoll Inc Amt                                          0.00

Overcoll Red Amt                                          0.00

Pmt from Yield Maint Agreement                            0.00

Amt on Dep in Pre-Funding acct                      152,022.05

Net Monthly Excess CF                             3,095,832.11
Extra Ordinary Trust Fund Exp                             0.00

Trigger Event Occurance                                     NO

        SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Asset Backed Securities Corporation Mortgage-Backed Pass-Through Certificates Series 2002-HE1


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA